EXHIBIT 99.1

James Debney, President & CEO Jeffrey Buchanan, EVP & CFO February, 2012
Safe Harbor Certain statements contained in this presentation may be deemed to be forward- looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include but are not limited to statements regarding the Company's markets and strategies, the Company's vision and mission, anticipated sales, gross profit margin, and operating expenses for the Company, the opportunity for growth of the Company, the demand for the Company's products and services, the Company's future products or product development, the Company's focus and objectives, and the Company's financial and operational goals for the current fiscal year and future periods. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, the success of new products, the success of the planned divestiture of the Company's Security Solutions business, and other risks detailed from time to time in the Company's reports filed with the SEC. 2

Business Highlights

- U.S. Market Leader for Firearms: Handguns, Modern Sporting Rifles (MSR)
- 159 years of rich history
- Iconic brand with 93% aided awareness
  - Smith & Wesson® Brand = Revolver
- Innovative product portfolio serving broad user groups
  - Revolver, Polymer Pistol, Metal Pistol, Pocket Pistol, Bolt Action, Black Powder, Modern Sporting Rifle
- Diverse sales sources:
  - Consumer: Sporting Goods
  - Professional: International, Law Enforcement, Government, Military
- Healthy balance sheet
- Solid, experienced management team
- Strong strategic direction





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Vision / Mission Our Vision: The leading firearms manufacturer Our Mission: To allow our employees to design, produce, and market high-quality, innovative firearms that meet the needs and desires of our consumer and professional customers 4

Focus, Simplify, Execute

Strategy - Focus on Firearms

- Sale of Security Solutions – Perimeter Security Business (formerly USR)
- U.S. Consumer - leverage professional markets
- Family of brands:
  - Smith & Wesson®
  - Walther®
  - Thompson/Center Arms
  - M&P™
- M&P™ - Brand and product platform: Pistols and modern sporting rifles
- Operations: Consolidate and expand capacity – some production lines have reached record levels
- Deliver new products that meet needs of user groups





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Experienced Leadership Team James Debney, President & CEO 20+ years: multinational consumer and business-to- business environments including President of Presto Products Co., a $500 million business unit of Alcoa Consumer ProductsJeffrey Buchanan, EVP & CFO25+ years: private and public company experience in financial management and law: CFO for publicly traded, global manufacturing company, law firm partner, public company board member 6

Experienced Management Team

Mario Pasantes

Sr. VP Marketing and Global Professional Sales

Alcoa, Inc.
Coca-Cola
Pillsbury

International Market Development
Strong Global Brands
Strategy
Customer Development

Mark Smith

VP Manufacturing and Supply Chain Management

Alvarez & Marsal
Ecolab

Multi-Site Ops
Capacity Expansion
MPS/MRP Systems
S&OP Mgmt
Inventory Mgmt
Lean Six Sigma

Ginger Chandler

VP New Product Development

Morton Int'l.
YOMO
Breed Technologies

Design Engineer
Product Development
Manufacturing Mgmt
Toyota Production Sys
Clients: Alcoa, Dell, Meridian, Whirlpool

Mike Brown

VP Sporting Goods Sales

Camfour, Inc.
KPMG

Multiple Leadership Roles in Hunting & Shooting Sports Industries
Sales Strategy
Team Development



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Q2 FY12 Highlights (Oct 31, 2011)

- Double digit sales growth, a leader in expanding key firearm categories
  - Total net sales +10.5% YOY
  - Polymer pistol unit sales + 40% YOY
  - Modern sporting rifle unit sales +64% YOY
  - Overall unit growth +27% vs. market growth of +12.6% (Adjusted NICS)
- Announced plan to divest Security Solutions business (Discontinued Ops)
- Neared completion on Thompson/Center Arms consolidation (Completed November 2011)
- Shipped our M&P™ firearms to numerous police agencies
- Shipped 1st order to Belgium Federal Police
  - Largest single contract to date for our M&P polymer pistols
- Venture Recall: Doing right by our customers - Standing by our products
- Defended our proprietary muzzleloader technology
- After Q2, paid down $30 million of debt (December 2011)



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SWHC: Financial Highlights (From Continuing Operations) Fiscal Year April 30 Sales (in Millions) Q2FY12 Actual:Sales $92.3M (+10.5%)Backlog $149.9MGross Profit Margin 26.7%Op. Expense $21.2MWorking capital $84.3MCash $49.2MQ3FY12 Guidance:Sales $92.0M - $96.0MGross Profit Margin Approx. 30.0%Op. Expense Approx. $22.0MFull Fiscal 2012 Guidance:Sales $385.0M - $395.0M (+13.0%-15.0%)Gross Margins Approaching 30%Op. Expense 21.0%-22.0% *FY2012 EstimateNote: All financial information and guidance reflects information that we provided on December 8, 2011. We are not updatingthis information to the present date nor does its inclusion constitute a reiteration or modification of this information. 9 $296 $335 $358 $342 $385 - 395 2008 2009 2010 2011 2012(E)*
*National Shooting Sports Foundation (NSSF) adjusts FBI NICS data to eliminate background checks associated with permit applications and checks on active CCW permit databases, in order to provide a more accurate picture of market conditions. Adjusted NICS Checks* NICS: Strength in Consumer Firearms Market (CHART) CY11 CY10 CY09 Jan 2012: 920,840 10
Strong Industry Sales Indications Through Q3 CY11 Wholesale projected sales based on excise tax collections. YTD Q3 2011 excise tax collections exceeded prior YTD Q3 2010. Category growth of over 30% in the past 5 years. Source: Federal Excise Tax collections, Wholesale Value*Long guns include all rifles, shotguns and muzzle loaders 11 (CHART) (CHART) (CHART) (in Millions) 9-MO YTD 9-MO YTD - - - - - - - - - - - - - - - - - -
Industry: Pistols Driving Handgun Growth U.S. handgun growth has been driven by pistols, which now represent 80% of units sold. Source: BATF annual firearms mfg and export report. USITC import data. 12

Industry: Pistols vs. Revolvers

Pistols & revolvers have different attributes, but pistols win on self-defense and have attracted younger consumers into the handgun market.

Pistol advantages versus revolvers:

- Capacity
- Rate of fire
- High tech/cutting edge
- Modern shape
- Trigger pull
- Safety features

Revolver advantages versus pistols:

- Slightly better for beginners
- Easy maintenance
- Reliability



Source: 12/10 Strategic Platform and Extendibility Study



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SWHC Firearms Growth Drivers

- **Consumer Market – U.S.**
  - Focus on Concealed Carry, Personal Protection, Recreation
  - Expand Market Share: Polymer Pistol Unit Growth (M&P™, BODYGUARD®, The Sigma Series®)
  - Robust New Product Pipeline is Required
  - Leverage Positive Halo Effect from Professional Markets
- **Professional Market**
  - Law Enforcement – ongoing sidearm and rifle replacements, upgrades
  - Federal Government – agencies can purchase M&P Pistol on ATF Contract
  - Military – M9 pistol replacement & M4 bolt carrier assembly opportunities
  - International – large orders, e.g. Belgium



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Major Focus: M&P(tm) Pistol Growth Current Situation:Pistol category is 80% of handgunsCompact and full-size polymer pistols are increasing in popularityM&P(tm) products well received by retail and consumerOur Focus:Grow M&P(tm) Pistol market share:Increased consumer advertisingIncreasing capacity to satisfy growing ordersMake it easier for dealers to support the M&P(tm) platform:Strong merchandising and store programsArmorer's Training and On-The-Hip Program 15
M&P - Proven Performance M&P - Proven Performance Strong & Marketable Differences 16

Demonstrated Track Record of New Products



Thompson/Center Venture
S&W M&P15 Sport
S&W M&P 15
S&W M&P15-22
S&W M&P15 Whisper
2006
2007
2008
2009
2010
2011
2012
S&W M&P Pistols
Walther PPS
Walther PK380
S&W BG 38
S&W BG380
S&W Governor
Walther PPQ
S&W M&P 22
T/C Dimension



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New Models for the M&P™ Platform

- New and exciting entries for polymer pistol category
  - Concealed Carry and Personal Protection
  - Consumer and Professional
- Additional calibers and models for the M&P Modern Sporting Rifle platform:
  - Tactical
  - Hunting
- Will only announce new product introductions when ready – capable and right timing



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Our Strategic Direction: Focus on Firearms

- ✓ Grow sales and increase profitability
- ✓ Expand manufacturing capacity intelligently
  - Focus on M&P pistol platform
- ✓ Reduce expenses on a company-wide basis
  - Focus on improving gross margins
- ✓ Maintain robust new product pipeline
  - Launch new products strategically
- ✓ Leverage existing product portfolio

Objective: Deliver Enhanced Value



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Financial Model: Goals Sales: 100%CGS: 70%Margin: 30%Opex: 22% Operating Margin: 8% 20 Sales: 100%CGS: 67%Margin: 33%Opex: 18% Operating Margin: 15% Sales: 100%CGS: 65%Margin: 35%Opex: 17% Operating Margin: 18% Guidance for Current FYIn One to Two YearsIn Three to Five Years Note: Current FY reflects information that we provided on December 8, 2011. We are not updatingthis information to the present date nor does its inclusion constitute a reiteration or modification of this information.
Question & Answers For Investor Information contact Liz Sharp, lsharp@smith-wesson.com, (480) 949-9700